April 26, 2004

First Quarter 2004 Earnings Call

This presentation may include forward-looking statements related to the plans, beliefs and goals of the Company, its subsidiaries, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally;
the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; changes in the securities markets. The Company undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Regulation FD

CCBI Highlights

Financial Position

March 31, 2004

Total Assets

$1.96 billion

Loans Held for Investment

$1.20 billion

Deposits

$736 million

Equity

$114 million

Tangible Equity

$101 million

Quarter Ended

Quarter Ended

Financial Results

3/31/2004

3/31/2003

Net Income

$7.1 million

$4.2 million

Return on Average Equity

26.30%

20.60%

Return on Avg.Tang. Equity

29.91%

24.48%

Return on Average Assets

1.56%

1.70%

Net Interest Margin

3.13%

3.39%

Efficiency Ratio

25.86%

30.08%

Total Loan Originations

$259 million

$267 million

CCBI’s Growing Franchise Presence

Northern California

Loan Offices

    Sacramento

    Corte Madera

    Burlingame

    Oakland

Southern California

Loan Offices

    Woodland Hills

    Encino

    West Los Angeles

Banking Offices

    Rancho Santa Margarita

    Beverly Hills (Summer 2004)

    Newport Coast (2005)

Banking & Loan Offices

     Irvine (Headquarters)

     La Jolla

     Riverside

Asset Quality of Multi-family Loans

Noncurrent Loans/

Nationwide

Total Loans

(1)

Multi-family

0.13%

Single family

0.84%

Commercial Real Estate

0.87%

Construction and Land Loans

0.85%

Business Loans

1.21%

Consumer

0.87%

Multi-family Loans

CCBI

0.00%

Western Region Thrifts

0.05%

Nationwide Thrifts

0.13%

(1) Based upon 12/31/03 Thrift Financial Reports for nationwide savings institutions

LTV and DCR of March 31, 2004  Portfolio

Multi-Family

Loan to Value

68%

Debt Coverage Ratio

1.29:1

Commercial RE

Loan to Value

65%

Debt Coverage Ratio

1.47:1

Values are weighted average ratios, at origination

Multi-family and Commercial real estate loan originations by average LTV and DCR
1.50
1.25
1.00
0.75
0.50
1.29
1.29
1.33
1.30
1.31
1.33
1.30
1.31
1.27
1.30
1.32
1.32
1.35
70.6%
70.0%
68.9%
69.1%
70.4%
68.4%
68.5%
69.7%
69.7%
67.8%
66.7%
65.1%
67.2%
3/01
6/01
9/01
12/01
3/02
6/02
9/02
12/02
3/03
6/03
9/03
12/03
3/04
Debt Coverage Ratio
Loan to Value

Consistent Underwriting

12.0
10.0
8.0
6.0
4.0
2.0
0.0
Jan-88
Jan-90
Jan-92
Jan-94
Jan-96
Jan-98
Jan-00
Jan-02
Jan-04
Time
12 MAT
1yr CMT
6mo Libor
6m CMT
Prime
Fed Fu

Interest Rate Comparison

(Interest Rate, in percent)

CCBI’s loan rates adjust based on 12MAT, 1yr CMT, 6mo LIBOR, 6mo CMT and Prime, plus a margin

Total Assets
67% AGR (1)
$2,000
$1,500
$1,000
$500
$-
$1,172.9
$1,411.8
$1,449.6
$1,723.1
$1,959.7
3/03
6/03
9/03
12/03
3/04

(1) AGR – Annual Growth Rate: 3/03 to 3/04

($ in millions)

Balance Sheet Growth

Core Loan Originations
$300
$250
$200
$150
$100
$50
$-
$257.2
$183.7
$243.4
$274.9
$230.1
3/03
6/03
9/03
12/03
3/04

Balance Sheet Growth Generated Internally

($ in millions)

Core Loan Originations Retained
100%
75%
50%
25%
0%
51%
86%
91%
94%
99%
3/03
6/03
9/03
12/03
3/04

Historic Driver of Balance Sheet Growth

Loans Held for Investment, Net
109% AGR (1)
$1,200
$1,000
$800
$600
$400
$200
$-
$572.8
$697.0
$857.1
$1,047.6
$1,196.9
3/03
6/03
9/03
12/03
3/04

($ in millions)

Balance Sheet Growth

(1) AGR – Annual Growth Rate: 3/03 to 3/04

Loans Held for Investment
at March 31, 2004
Multi-Family
87%
Commercial RE
12%
Business Loans
1%

Loan Portfolio Mix

Total Deposits
80% AGR (1)
$800
$700
$600
$500
$400
$300
$200
$100
$-
$408.0
$529.6
$566.4
$645.6
$736.3
58%
55%
57%
60%
65%
3/03
6/03
9/03
12/03
3/04
Transaction Accounts
Time Deposits

($ in millions)

Funding Asset Growth

(1) AGR – Annual Growth Rate: 3/03 to 3/04

Equity to Assets

7.23%
6.47%
6.63%
5.92%
5.81%
8%
6%
4%
2%
0%
3/03
6/03
9/03
12/03
3/04

Tangible Equity to Assets

6.12%
5.55%
5.73%
5.17%
5.14%
8%
6%
4%
2%
0%
3/03
6/03
9/03
12/03
3/04

Capital Ratios

Tier 1 Core Capital Ratio
10%
8%
6%
4%
2%
0%
9.18%
8.06%
8.28%
7.97%
7.87%
3/03
6/03
9/03
12/03
3/04

Bank Capital Ratio

Total Revenues

41% AGR (1)
$16.6
$19.3
$18.5
$20.9
$23.4
$25
$20
$15
$10
$5
$0
3/03
6/03
9/03
12/03
3/04

Operating Performance

($ in millions)

(1) AGR – Annual Growth Rate: 3/03 to 3/04

Net Interest Income
71% AGR (1)
$8.1
$10.0
$10.8
$12.4
$13.8
$14
$12
$10
$8
$6
$4
$2
$-
3/03
6/03
9/03
12/03
3/04

($ in millions)

Operating Performance

(1) AGR – Annual Growth Rate: 3/03 to 3/04

Noninterest Income to Total Revenue
19.4%
15.7%
8.0%
6.9%
7.8%
20%
15%
10%
5%
0%
3/03
6/03
9/03
12/03
3/04

Operating Performance

G&A to Average Assets
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.36%
1.21%
1.00%
0.90%
0.89%
3/03
6/03
9/03
12/03
3/04

Operating Performance Ratios

Efficiency Ratio
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30.1%
29.2%
27.6%
25.8%
25.9%
3/03
6/03
9/03
12/03
3/04

Operating Performance Ratios

Quarterly Net Income

$8
$4
$0
68% AGR (1)
$4.2
$4.7
$5.4
$6.2
$7.1
3/03
6/03
9/03
12/03
3/04

($ in millions)

Earnings Performance

(1) AGR – Annual Growth Rate: 3/03 to 3/04.

Net Interest Margin

4%
3%
2%
1%
0%
3.39%
3.29%
3.32%
3.22%
3.13%
3/03
6/03
9/03
12/03
3/04

Operating Performance

Return on Average Assets
2.0%
1.5%
1.0%
0.5%
0.0%
1.70%
1.48%
1.58%
1.56%
1.56%
3/03
6/03
9/03
12/03
3/04

Profitability Ratios

Return on Average Equity
30%
25%
20%
15%
10%
5%
0%
20.6%
21.1%
23.8%
24.8%
26.3%
3/03
6/03
9/03
12/03
3/04

Profitability Ratios

Return on Average Tangible Equity
30%
25%
20%
15%
10%
5%
0%
24.5%
24.7%
27.9%
28.6%
29.9%
3/03
6/03
9/03
12/03
3/04

Profitability Ratios

Book Value Per Share
28% AGR (1)
$4.00
$3.00
$2.00
$1.00
$-
$2.95
$3.12
$3.22
$3.41
$3.78
3/03
6/03
9/03
12/03
3/04

Profitability Ratios

(1) AGR – Annual Growth Rate: 3/03 to 3/04.

Tangible Book Value per Share
34% AGR (1)
$4.00
$3.00
$2.00
$1.00
$-
$2.50
$2.67
$2.78
$2.97
$3.35
3/03
6/03
9/03
12/03
3/04

Profitability Ratios

(1) AGR – Annual Growth Rate: 3/03 to 3/04.

Diluted Earnings per Share
57% AGR (1)
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.14
$0.15
$0.17
$0.19
$0.22
3/03
6/03
9/03
12/03
3/04

Earnings Performance

(1) AGR – Annual Growth Rate: 3/03 to 3/04.

CCB was the fastest growing savings institution in
California over the 36 months ended 12/31/03, (source
www.fdic.gov).

3rd   largest multi-family originator in CA with 2.9%
market share for the 12 months ended 12/31/03, (source:
Dataquick Information Systems).

Leading Loan Originator & High Growth Bank

NASDAQ: “CCBI”

April 26, 2004